Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	72,888.09
Total Transaction Valuation	527,792,127.95
Total Offset Amount	0.00
Net Fee	$ 72,888.09